Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

40 Subsequent events

Impact of COVID-19 and current trends in the oil market

The outbreak of a contagious disease known as COVID-19 which has spread rapidly to many countries in the world at the beginning of 2020 and is currently ongoing has triggered a sharp sell-off in energy commodities markets due to a sudden drop in worldwide consumption of oil, gas and other energy products as a result of measures taken worldwide to contain the spread of the disease. In early March 2020, members of the OPEC+ failed to reach a new deal for additional oil production cuts desired by some participants to counteract the decrease in demand from COVID-19 effects. These developments triggered a collapse in crude oil prices. The price of the Brent crude benchmark has fallen by more than 50% from 65$/BBL early in January 2020 to current values; however the average Brent price for the first quarter 2020 of approximately 51$/BBL has fallen by a considerably lower amount over the corresponding period a year ago (down by approximately 20%). Also, the price of natural gas at the Italian spot market “PSV”, which is the main benchmark for sales volumes of equity gas production has fallen in this period, with the average price for the first quarter 2020 at approximately 3.7$/mmBTU, down by approximately 50% over the year-ago quarter.

Future trends in crude oil and natural gas prices will greatly depend on how the current COVID-19 crisis unfolds and on how long it lasts. Under the worst of the assumptions, the spread of the disease could trigger a global recession which could materially hit demand for energy products and prices of energy commodities. This scenario could be further complicated in case the member of the OPEC+ continue to cease supporting crude oil prices. These trends could have a material and adverse effect on our results of operations, cash flow, liquidity and business prospects, including trends in Eni shares and shareholders’ returns.

We retain some levers of financial flexibility in case of a significant contraction in cash flow from operations. The Group has established a liquidity reserve consisting of very liquid sovereign bonds and corporate securities which amounted to €6.8 billion at the balance sheet date, which together with cash on hands of approximately €6 billion will cushion the impact of a decline in liquidity. Furthermore, we have as of December 31, 2019, undrawn uncommitted borrowing facilities amounting to €13,299 million and undrawn long-term committed borrowing facilities of €4,667 million. Those facilities bore interest rates reflecting prevailing conditions on the marketplace. The main financial commitments of 2020 include long-term debt maturities of approximately €3.2 billion and short-term debt of €2.45 billion, while our take-or-pay obligations under long-term gas contracts and other similar obligations amount to an estimated €8 billion at our budget scenario.

The effects of the recent trends in the oil market on the Group’s results of operations, liquidity and assets are currently under evaluation by management.  This assessment implies the oil price scenario update and the management’s actions to counteract the changed environment, the effects of which,  currently not yet determinable, will be accounted for in future reporting periods.

s